Exhibit 99.1
VirnetX Posts Q2 Revenues of $200 Million
Many Financial Milestones Achieved
SCOTTS VALLEY, Calif., August 9, 2010 — VirnetX Holding Corporation (NYSE Amex: VHC), an Internet security software and technology company, today reported financial results for the three and six months ended June 30, 2010. Financial highlights include:
•	Profitable second quarter 2010 with $200,023,392 in revenues vs. $7,207 in second quarter 2009

•	Income from operations of $115,101,373 in second quarter 2010 vs. ($3,928,346) in second quarter 2009.

•	Net income of $81,112,974 in second quarter 2010 vs. ($3,927,102) in second quarter 2009.

•	Earnings per share of $1.83 in second quarter 2010 vs. ($0.11) in second quarter 2009.

•	Special dividend of $0.50 per common share declared in second quarter 2010.

•	Cash flow from operating activities of $76,656,936 for first six months of 2010 vs. (7,330,109) for first six months of 2009.

•	Cash and cash equivalents of $127,179,912 as of June 30, 2010 vs. $414,735 as of December 31, 2009.
The Company will file its Quarterly Report on Form 10-Q with the U.S. Securities and Exchange Commission for the quarterly period ended June 30, 2010 today, August 9, 2010.
“During our second quarter 2010, we achieved many new and important milestones,” said Kendall Larsen, VirnetX CEO and President. “I am particularly pleased with the validation of our patent rights that came out of our first nine figure license with Microsoft. With that, we had the opportunity to pay a special dividend to our shareholders and provide what we believe to be adequate capital to pursue our business objectives.”

VIRNETX HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months	Three Months
	Ended	Ended
	June 30, 2010	June 30, 2009
Revenue — royalties	$200,023,392	$7,207
Operating expense:
Royalty expense	59,239,274	—
Research and development	1,227,688	220,558
General, selling and administrative	24,455,057	3,714,995

Total operating expense	(84,922,019)	(3,935,553)

Income (loss) from operations	115,101,373	(3,928,346)
Interest and other income, net	11,601	1,244

Income (loss) before taxes	115,112,974	(3,927,102)

Income taxes	34,000,000	—

Net Income (loss)	$81,112,974	$(3,927,102)

Basic earnings (loss) per share:	$1.83	$(0.11)

Diluted earnings (loss) per share:	$1.72	$(0.11)

Weighted average shares outstanding basic	44,277,422	37,369,985

Weighted average shares outstanding dilutive	47,266,249	37,369,985

Dividends declared per common share	$0.50	$0.00

	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
Revenue — royalties	$200,044,161	$10,361
Operating expense:
Royalty expense	59,239,274	—
Research and development	1,749,923	442,257
General, selling and administrative	28,410,942	6,901,684

Total operating expense	(89,400,139)	(7,343,941)

Income (loss) from operations	110,644,022	(7,333,580)
Interest and other income, net	12,914	3,471

Income (loss) before taxes	110,656,936	(7,330,109)

Income taxes	34,000,000	—

Net Income (loss)	$76,656,936	$(7,330,109)

Basic earnings (loss) per share:	$1.79	$(0.20)

Diluted earnings (loss) per share:	$1.69	$(0.20)

Weighted average shares outstanding basic	42,720,896	36,974,239

Weighted average shares outstanding dilutive	45,248,343	36,974,239

Dividends declared per common share	$0.50	$0.00

VIRNETX HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$127,179,912	$2,011,470
Accounts receivable, net	7,717	6,842
Prepaid expense and other current assets	61,601	43,863

Total current assets	127,249,230	2,062,175

Property and equipment, net	19,240	23,430
Intangible and other assets	132,000	156,000

Total assets	$127,400,470	$2,241,605

Current liabilities:
Accounts payable and accrued liabilities	$572,115	$4,478,325
Income tax liability	34,000,000	—
Accrued dividend	23,598,000	—
Current portion of long-term obligation	—	40,000

Total current liabilities	58,170,115	4,518,325

Long-term obligation, net of current portion	—	120,000
Commitments and contingencies Stockholders’ equity (deficit):
Preferred stock, par value $0.0001 per share Authorized 10,000,000 shares issued and outstanding: 0 shares at June 30, 2010 and December 31, 2009, respectively	—	—
Common stock, par value $0.0001 per share Authorized 100,000,000 shares, issued and outstanding: 47,195,477 shares at June 30, 2010 and 39,750,927 at December 31, 2009, respectively	4,720	3,975
Additional paid in capital	52,297,611	33,730,217
Retained earnings (Deficit accumulated during the development stage)	16,928,024	(36,130,912)

Total stockholders’ equity (deficit)	69,230,355	(2,396,720)

Total liabilities and stockholders’ equity (deficit)	$127,400,470	$2,241,605

VIRNETX HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
Cash flows from operating activities:
Net (loss)	$76,656,936	$(7,330,109)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	1,565,822	1,434,036
Depreciation and amortization	29,794	19,738
Changes in assets and liabilities:
Receivables and other current assets	(18,612)	(24,574)
Accounts payable and accrued liabilities	30,093,790	2,537,993

Net cash provided (used) by operating activities	108,327,730	(3,362,916)

Cash flows from investing activities:
Purchase of property and equipment	(1,603)	(3,429)

Net cash used in investing activities	(1,603)	(3,429)

Cash flows from financing activities:
Payment of royalty obligation less imputed interest	(160,000)	(44,000)
Proceeds from exercise of options	272,208	—
Proceeds from exercise of warrants	16,730,107	—
Proceeds from sale of common stock	—	3,367,925

Net cash provided by financing activities	16,842,315	3,323,925

Net increase (decrease) in cash and cash equivalents	125,168,442	(42,420)
Cash and cash equivalents, beginning of period	2,011,470	457,155

Cash and cash equivalents, end of period	$127,179,912	$414,735

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$—	$2,173

Cash paid during the period for interest	$10,000	$6,000

Supplemental disclosure of noncash investing and financing activities:
About VirnetX
VirnetX Holding Corporation, an Internet security software and technology company, is engaged in commercializing its patent portfolio by developing a licensing program as well as developing software products designed to create a secure environment for real-time communication applications such as instant messaging, VoIP, smart phones, eReaders and video conferencing. The Company’s patent portfolio includes over 48 U.S. and international patents and pending applications that were recently declared as essential for 4G security specifications and provide the foundation for the Company’s unique GABRIEL Connection Technology. For more information, please visit www.virnetx.com.

Forward Looking Statements
Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including those under the heading “Risk Factors” in Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2010 and Quarterly Report on Form 10-Q filed on August 9, 2010.
Contact:
Greg Wood
VirnetX Holding Corporation
831.438.8200
greg_wood@virnetx.com